PROVIDENT

Provident Financial Holdings, Inc.

Annual Meeting of Shareholders

November 27, 2012

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

Franchise Overview

Northern California:
Pleasanton
Fairfield, Pleasanton, Roseville, San Rafael and Stockton.


San Luis Obispo
Kern
Santa Barbara
San Bernardino
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 16 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Fairfield
- Glendora
- Hermosa Beach
- Pleasanton
- Rancho Cucamonga, Haven Avenue
- Rancho Cucamonga, Commerce Center Drive
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville
- San Diego
- San Rafael
- Stockton

Fiscal 2012 Highlights

- **Net income of $10.8 million (EPS of $0.96 per share).**
- **Seventh largest deposit market share in the Riverside – San Bernardino RMA; second largest of community banks.**
- **The Bank exceeds all regulatory capital requirements and is deemed "well-capitalized".**
- **Opened a new retail banking office in La Quinta, California in June 2012 (Our 15th retail banking office).**
- **Opened retail loan origination offices in Fairfield, Rancho Cucamonga (Commerce Center Drive), Roseville and San Rafael, California.**
- **Over $2.5 billion of SFR loans originated for sale, the best year in our 56 year history in terms of loan origination volume.**
- **Significant improvement in asset quality.**
- **Announced a stock repurchase plan in April 2012 for up to 5% of outstanding shares.**

Subsequent Events

- **Increased the quarterly cash dividend to $0.05 per share in July 2012.**
- **Earnings for the quarter-ended September 30, 2012 were $8.7 million, up 277% from the same quarter last year; and up 103% from the quarter ended June 30, 2012 (sequential quarter).**
- **Opened retail loan origination offices in San Diego and Stockton, California.**

Net Income (Loss)


(In Thousands)
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000

	FY2008	FY2009	FY2010	FY2011	FY2012
Net Income (Loss)	$860	-$7,439	$1,115	$13,220	$10,810

Diluted Earnings Per Share


$2.00
$1.00
$0.00
-$1.00
-$2.00

	FY2008	FY2009	FY2010	FY2011	FY2012
Diluted EPS	$0.14	-$1.20	$0.13	$1.16	$0.96

Return of Stockholders' Equity



15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%

	FY2008	FY2009	FY2010	FY2011	FY2012
ROE	0.68%	-6.20%	0.94%	9.80%	7.58%

Total Assets



(In Millions)
$2,000
$1,500
$1,000
$500
$0

	06/30/2008	06/30/2009	06/30/2010	06/30/2011	06/30/2012
Total Assets	$1,632	$1,579	$1,399	$1,314	$1,261

Loans Held For Investment


(In Millions)
$1,500
$1,000
$500
$0

	06/30/2008	06/30/2009	06/30/2010	06/30/2011	06/30/2012
Loans Held For Investment, Net	$1,368	$1,166	$1,006	$882	$797

Total Deposits



(In Millions)
$1,500
$1,000
$500
$0

	06/30/2008	06/30/2009	06/30/2010	06/30/2011	06/30/2012
Deposits	$1,012	$989	$933	$946	$961

End

PROVIDENT™

Provident Financial Holdings, Inc.

PROV™
NASDAQ
LISTED

www.myprovident.com